                                                                    EXHIBIT 4.1

ELAS
ELASTIC NETWORKS INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
  CUSIP 284159 10 0

THIS CERTIFIES THAT
IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE PER SHARE, OF

ELASTIC NETWORKS INC. transferable on the books of the Company by the holder hereof in person or by his duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation, as now and hereafter amended, and of the By-laws of the Company (copies thereof being on file with the Secretary of the Company) and the holder hereof, by accepting this certificate, expressly assents thereto. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:
PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, NY)
TRANSFER AGENT AND REGISTRAR

BY AUTHORIZED SIGNATURE


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                            ELASTIC NETWORKS INC.

     The following abbreviations, when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM -- as tenants in common                       UNIF GIFT MIN ACT -- ...........Custodian
     TEN ENT -- as tenants by the entirities                                       (Cust)                (Minor)
     JOINT TEN -- as joint tenants with right of                                under Uniform Gifts to Minors
                survivorship and not as tenants                                  Act............
                in common                                                                        (State)

         Additional abbreviations may also be used though not in the above list

FOR VALUE RECEIVED, _____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_______________________________________


______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________
SHARES OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________________
ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_________________________



                      _________________________________________________________
              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                      NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

SIGNATURE(S) GUARANTEED:_______________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE [ILLEGIBLE]